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Exhibit 23(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 27, 2005 relating to the financial statements, which appears in PacifiCorp's Annual Report on Form 10-K for the year ended March 31, 2005. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Portland, Oregon
June 8, 2005

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  Exhibit 23(a)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM